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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):          DECEMBER 19, 1997



                       THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



       TEXAS                        001-10671                          76-0319553
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



       15995 N. BARKER'S LANDING, SUITE 300
                  HOUSTON, TEXAS                                      77079
     (Address of Principal Executive Offices)                      (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (281) 558-8080



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ITEM 5.

         On December 19, 1997, the Company announced that it had signed a letter of intent (the "Letter of Intent") with Shell Louisiana Onshore Properties Inc. and Louisiana Onshore Properties Inc. ("LOPI") relating to a potential acquisition (the "Acquisition") by the Company of LOPI. The press release relating to the Letter of Intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





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ITEM 7.

         (c)     Exhibits.

        99.1     -   Press Release of the Company dated December 19, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE MERIDIAN RESOURCE CORPORATION



Dated: December 19, 1997                       /s/ Joseph A. Reeves, Jr.
                                               ---------------------------------
                                               Joseph A. Reeves, Jr.
                                               Chief Executive Officer





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                               INDEX TO EXHIBITS


         Number                            Exhibit
         ------                            -------
         99.1    -        Press Release of the Company dated December 19, 1997.